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                                                                [EXECUTION COPY]

                              FORBEARANCE AGREEMENT


           THIS FORBEARANCE AGREEMENT is made as of September 8, 1998 by and among RIDGEVIEW, INC., a North Carolina corporation, SENECA KNITTING MILLS CORPORATION, a New York corporation, and TRI-STAR HOSIERY MILLS, INC., a North Carolina corporation (the "Borrowers"), and NATIONSBANK, N.A. (f/k/a NationsBank, N.A. (South)) (the "Lender").

                              Preliminary Statement

           The Borrowers and the Lender are parties to an Amended and Restated Loan and Security Agreement dated as of December 20, 1996, as amended by Amendment No. 1 dated as of January 31, 1997, Amendment No. 2 dated as of March 13, 1997, Amendment No. 3 dated as of July 31, 1997, Amendment No. 4 dated as of March 13, 1998, and Amendment No. 5 dated as of July 14, 1998 (as so amended, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

           Events of Default have occurred and are continuing under the Loan Agreement. Specifically, Section 10.1 (b)(ii) of the Loan Agreement required as of June 30, 1998 that the Tangible Net Worth of the Domestic Business of Ridgeview and its U.S. Subsidiaries be $17,415,385; such Tangible Net Worth was reported to the Lender as $15,517,086. Further, Section 10.1(b)(iii) of the Loan Agreement required that the Fixed Charge Ratio of the Domestic Business of Ridgeview and its U.S. Subsidiaries as of June 30, 1998 be greater than 1.25 to 1; such ratio was reported to the Lender as -0.87 to 1. This Agreement constitutes written notice to the Borrowers of the foregoing Events of Default, which Events of Default, and any continuation or repetition of such Events of Default, are referred to hereinafter as the "Forbearance Defaults."

           The Borrowers have requested, and the Lender has agreed, upon and subject to all of the terms, conditions and provisions of this Agreement, to forbear for a specified period from exercising the various rights and remedies available to the Lender when an Event of Default has occurred and is continuing under the Loan Agreement.

           Accordingly, in consideration of the Loans, the mutual undertakings hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

           Section 1. Acknowledgments and Agreements by Borrowers. The Borrowers acknowledge and agree that:

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           (a) Events of Default have occurred and now exist under the Loan
Documents and are continuing;

           (b) The Loan Documents executed and delivered by the Borrowers are the legal, valid and binding obligations of the Borrowers, enforceable against them in accordance with their respective terms;

           (c) The Security Interest granted by the Borrowers to the Lender in the Collateral is a duly perfected, first priority Lien, subject only to Permitted Liens; and

           (d) All of the Secured Obligations are absolutely due and owing by the Borrowers to the Lender without any defense, deduction, offset or counterclaim.

           Section 2. Agreement to Forbear. The Lender agrees that during the Forbearance Period (as hereinafter defined) it will not, solely by reason of the Forbearance Defaults, exercise any right or remedy available to it upon default by the Borrowers, other than as expressly set forth in this Agreement. Further, during the Forbearance Period the Lender may continue in its discretion to make Revolving Credit Loans to the Borrowers in accordance with the provisions of the Loan Agreement, modified as follows:

           (a) Notwithstanding Section 10.14 of the Loan Agreement to the contrary, there shall be no minimum Revolving Credit Availability;

           (b) Notwithstanding any contrary provision of the Loan Agreement or any notice or other communication by the Lender to the Borrowers prior to the date hereof, and without prejudice to the Lender's right to impose the Default Margin, interest shall be payable from and after September 1, 1998 on all Loans and, to the extent permitted by applicable law, on all other Secured Obligations, at the Prime Rate, plus 0.37%, payable on demand or, if no demand is made, monthly on the first day of each month; and

           (c) The Eurodollar Rate shall not be available.

"Forbearance Period" means the period beginning on the date hereof and ending on the earlier of December 31, 1998 and the date on which any Forbearance Condition (as hereinafter defined) fails or ceases to be satisfied.

           Section 3. Forbearance Conditions. The following conditions shall constitute the "Forbearance Conditions":

           (a) On or before September 15, 1998, the Lender shall have received a signed legal opinion from Bond, Schoeneck & King, LLP, in connection with Amendment No. 5 to the Loan Agreement, in the form previously submitted by the Lender to said law firm;

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           (b) The Borrowers shall timely perform all of their obligations under this Agreement;

           (c) No Default or Event of Default, other than the Forbearance Defaults, shall occur or be continuing;

           (d) The Borrowers shall pay to the Lender on the date hereof, in consideration of the Lender's forbearance, a fee of $10,000 which shall be fully earned when due and payable and not subject to rebate or refund;

           (e) The Borrowers shall not permit EBITDA for the fiscal quarter of the Borrowers ending September 30, 1998 to be less than $2,000,000;

           (f) On or before September 30, 1998, the Borrowers shall have furnished to the Lender a copy of a proposal letter from a commercial lender indicating the terms and conditions on which it proposes to make available to the Borrower(s) credit facilities that will permit the Borrowers to repay the Secured Obligations;

           (g) On or before November 30, 1998, the Borrowers shall have furnished to the Lender a copy of a binding commitment from a commercial lender, as to credit facilities to be extended to the Borrower(s) that will permit the repayment in full of the Secured Obligations on or before December 31, 1998; and

           (h) On or before December 31, 1998, the Borrowers shall have paid the Secured Obligations in full and delivered to the Lender a binding general release.

           Section 4. Forbearance Terminated. If any one or more of the Forbearance Conditions is not satisfied, the agreement of the Lender to forbear as set forth in Section 2 shall, at the election of the Lender, terminate without notice to the Borrowers, and the Lender shall thereupon have and may exercise from time to time all of the remedies available to it under the Loan Documents and applicable law by reason of the existence of continuing Events of Default.

           Section 5. Representations and Warranties of Borrowers. The Borrowers hereby represent and warrant to the Lender that:

           (a) The Borrowers have no knowledge of any Defaults or Events of Default existing under the Loan Documents other than the Forbearance Defaults;

           (b) Subject to such existing Events of Default, the representations and warranties of the Borrowers set forth in the Loan Documents are true and correct in all material respects on the date of this Agreement;

           (c) The Borrowers have the power and authority and have taken all necessary steps to authorize them to execute, deliver and perform its obligations under this


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Agreement in accordance with its terms, this Agreement has been duly executed and delivered by the Borrowers and is the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms; and

           (d) The execution, delivery and performance by the Borrowers of this Agreement does not require any Governmental Approval, violate any applicable law, conflict with or result in a breach of the Borrowers' certificates of incorporation or by-laws, or conflict with or result in a breach of or constitute a default under any material provisions of any indenture, agreement or other instrument to which any Borrower is a party or by which any Borrower or any of its property may be bound or any Governmental Approval applicable to any Borrower or its property.

           Section 6. Application of Proceeds. The Borrowers hereby agree, any provision of the Loan Agreement or any other Loan Document to the contrary notwithstanding, that as between the Borrowers, on one hand, and the Lender on the other, the Lender shall have the right to apply and reapply any and all Collateral, proceeds thereof, other amounts received by the Lender for application to the Secured Obligations and any property of the Borrowers at any time in the possession of the Lender or any Affiliate of the Lender to the payment of the Secured Obligations in any order that the Lender in its sole and absolute discretion may determine from time to time.

           Section 7. Governing Law; General Provisions. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia (without reference to conflict of laws principles).

           (b) This Agreement may be executed in any number of copies and by the parties on separate copies, all of which taken together shall constitute a single agreement.

           (c) Captions of Sections, subsections, schedules or exhibits herein or attached hereto are for convenience of reference only and shall not be considered in interpreting or construing any provision of this Agreement and its attachments.

           (d) The parties to this Agreement do not intend to create, and no provision hereof shall be deemed to have created, any rights in favor of any Person not a party to this Agreement.

           (e) This Agreement may not be amended or otherwise modified except in writing, signed by the parties to this Agreement.

           (f) This Agreement is not intended to be, and it shall not be construed to be, a novation or accord and satisfaction and, except as expressly modified hereby, the Loan Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed.


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           Section 8. No Waiver. None of this Agreement, the forbearance by the
Lender hereunder, the Lender's continued Revolving Credit Loans to the Borrowers in accordance with the terms of the Loan Agreement and this Agreement or the Lender's review of, or discussions or negotiations with the Borrowers as to a potential restructuring of the facilities available under the Loan Agreement are intended to be, nor are they nor shall they be deemed to be a waiver of or consent to the Events of Default referred to herein or any other Default or Event of Default. The Borrowers agree that no Default or Event of Default has been waived or released, or shall be considered to have been cured by reason of the Lender entering into this Agreement or performing the terms hereof, including, without being limited to, forbearing from the exercise of available remedies and making further Revolving Credit Loans to the Borrowers.

           Section 9. Release; Waiver of Jury Trial. (a) TO INDUCE THE LENDER TO ENTER INTO THIS AGREEMENT, THE BORROWERS HEREBY RELEASE THE LENDER, ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND ASSIGNS, FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION AND OTHER LIABILITIES OF ANY KIND, WHETHER MATURED OR UNMATURED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, AT LAW OR IN EQUITY, THAT THE BORROWERS HAVE OR HAVE HAD AGAINST THE LENDER.

           (b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.


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           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the day and year first written above.

                                            BORROWERS:

[Corporate Seal]                            RIDGEVIEW, INC.
Attest:


By: /s/ Doug Yoder                          By: /s/ Hugh R. Gaither
    ----------------------------------          -------------------------------
    Name:  Doug Yoder                           Hugh R. Gaither
           ---------------------------          President
    Title: Assistant Secretary
           ---------------------------


[Corporate Seal]                            SENECA KNITTING MILLS CORPORATION
Attest:

By: /s/ Walter Bost                         By: /s/ Hugh R. Gaither
    ----------------------------------          -------------------------------
    Name:   Walter Bost                         Hugh R. Gaither
           ---------------------------          President
    Title: Secretary
           ---------------------------



[Corporate Seal]                            TRI-STAR HOSIERY MILLS, INC.
Attest:


By: /s/ Doug Yoder                          By: /s/ Hugh R. Gaither
    ----------------------------------          -------------------------------
    Name:  Doug Yoder                           Hugh R. Gaither
           ---------------------------          President
    Title: Secretary
           ---------------------------


                                            LENDER:

                                            NATIONSBANK, N.A.


                                            By:
                                                -------------------------------
                                                Scott K. Goldstein
                                                Vice President


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